                                POWER OF ATTORNEY

     Each of the undersigned, being a director and/or officer of BB&T Corporation (the "Company"), hereby nominates, constitutes and appoints John A. Allison, Scott E. Reed and Jerone C. Herring, or any one of them severally, to be his or her true and lawful attorney-in-fact and to sign in his or her name and on his or her behalf in any and all capacities stated below, and to file with the Securities and Exchange Commission (the "Commission"), a Registration Statement on Form S-4 (the "Registration Statement") relating to the issuance of shares of the Company's common stock, $5.00 par value per share, in connection with the acquisition by the Company of First Liberty Financial Corp., a Georgia corporation, and to file any and all amendments, including post-effective amendments, to the Registration Statement, making such changes in the Registration Statement as such attorney-in-fact deems appropriate, and generally to do all such things on his or her behalf in any and all capacities stated below to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission.

     This Power of Attorney has been signed by the following persons in the capacities indicated on June 22, 1999.
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
/s/ John A. Allison IV                           /s/ Scott E. Reed
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Name:    John A. Allison IV                      Name:    Scott E. Reed
Title:   Chairman of the Board and               Title:   Senior Executive Vice President
         Chief Executive Officer                          and Chief Financial Officer
         (principal executive officer)                    (principal financial officer)
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/s/ Sherry A. Kellett                            /s/ Paul B. Barringer
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Name:    Sherry A. Kellett                       Name:    Paul B. Barringer
Title:   Executive Vice President                Title:   Director
         and Controller
         (principal accounting officer)
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/s/ Alfred E. Cleveland                          /s/ W. R. Cuthbertson, Jr.
----------------------------------------------------------------------------------------------
Name:    Alfred E. Cleveland                     Name:    W. R. Cuthbertson, Jr.
Title:   Director                                Title:   Director
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/s/ Ronald E. Deal                               /s/ A. J. Dooley, Sr.
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Name:    Ronald E. Deal                          Name:    A. J. Dooley, Sr.
Title:   Director                                Title:   Director
----------------------------------------------------------------------------------------------

/s/ Tom D. Efird                                 /s/ Paul S. Goldsmith
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Name:    Tom D. Efird                            Name:    Paul S. Goldsmith
Title:   Director                                Title:   Director
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
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

/s/ L. Vincent Hackley                           /s/ Jane P. Helm
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Name:    L. Vincent Hackley                      Name:    Jane P. Helm
Title:   Director                                Title:   Director
----------------------------------------------------------------------------------------------

/s/ Richard Janeway, M.D.                        /s/ J. Ernest Lathem, M.D.
----------------------------------------------------------------------------------------------
Name:    Richard Janeway, M.D.                   Name:    J. Ernest Lathem, M.D.
Title:   Director                                Title:   Director
----------------------------------------------------------------------------------------------

/s/ James H. Maynard                             /s/ Joseph A. McAleer, Jr.
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Name:    James H. Maynard                        Name: Joseph A. McAleer, Jr.
Title:   Director                                Title: Director
----------------------------------------------------------------------------------------------

/s/ Albert O. McCauley                           /s/ Richard L. Player, Jr.
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Name:    Albert O. McCauley                      Name:    Richard L. Player, Jr.
Title:   Director                                Title:   Director
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/s/ C. Edward Pleasants, Jr.
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Name:    C. Edward Pleasants, Jr.                Name:    Nido R. Qubein
Title:   Director                                Title:   Director
----------------------------------------------------------------------------------------------

/s/ E. Rhone Sasser                              /s/ Jack E. Shaw
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Name:    E. Rhone Sasser                         Name:    Jack E. Shaw
Title:   Director                                Title:   Director
----------------------------------------------------------------------------------------------

----------------------------------------------
Name:    Harold B. Wells
Title:   Director
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